Exhibit 99.2
Westar Energy, Inc.
Second Quarter 2015 Earnings
Released August 4, 2015

Bruce Burns
Director Investor Relations
785-575-8227
bruce.burns@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2015 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended June 30,
	2015	2014	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$173,677	$175,671	$(1,994)	(1.1)
Commercial	175,994	178,194	(2,200)	(1.2)
Industrial	103,151	106,984	(3,833)	(3.6)
Other retail	(7,660)	(3,033)	(4,627)	(152.6)
Total Retail Revenues	445,162	457,816	(12,654)	(2.8)
Wholesale	74,828	82,434	(7,606)	(9.2)
Transmission	61,295	63,700	(2,405)	(3.8)
Other	8,278	8,718	(440)	(5.0)
Total Revenues	589,563	612,668	(23,105)	(3.8)
OPERATING EXPENSES:
Fuel and purchased power	140,080	164,779	(24,699)	(15.0)
SPP network transmission costs	57,352	55,533	1,819	3.3
Operating and maintenance	82,739	101,839	(19,100)	(18.8)
Depreciation and amortization	76,759	70,882	5,877	8.3
Selling, general and administrative	63,663	62,168	1,495	2.4
Taxes other than income tax	37,494	34,738	2,756	7.9
Total Operating Expenses	458,087	489,939	(31,852)	(6.5)
INCOME FROM OPERATIONS	131,476	122,729	8,747	7.1
OTHER INCOME (EXPENSE):
Investment earnings	1,634	3,175	(1,541)	(48.5)
Other income	15,121	5,658	9,463	167.2
Other expense	(2,633)	(2,287)	(346)	(15.1)
Total Other Income	14,122	6,546	7,576	115.7
Interest expense	45,516	47,303	(1,787)	(3.8)
INCOME BEFORE INCOME TAXES	100,082	81,972	18,110	22.1
Income tax expense	33,839	26,150	7,689	29.4
NET INCOME	66,243	55,822	10,421	18.7
Less: Net income attributable to noncontrolling interests	2,533	2,349	184	7.8
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$63,710	$53,473	$10,237	19.1
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$0.47	$0.41	$0.06	14.6
Diluted earnings per common share	$0.46	$0.40	$0.06	15.0
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	135,939	129,363	6,576	5.1
Diluted	137,412	131,973	5,439	4.1
DIVIDENDS DECLARED PER COMMON SHARE	$0.36	$0.35	$0.01	2.9
Effective income tax rate	33.81%	31.90%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Six Months Ended June 30,
	2015	2014	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$354,970	$367,958	$(12,988)	(3.5)
Commercial	337,300	339,294	(1,994)	(0.6)
Industrial	199,630	201,480	(1,850)	(0.9)
Other retail	(7,122)	(11,557)	4,435	38.4
Total Retail Revenues	884,778	897,175	(12,397)	(1.4)
Wholesale	161,584	193,047	(31,463)	(16.3)
Transmission	119,880	125,166	(5,286)	(4.2)
Other	14,128	25,836	(11,708)	(45.3)
Total Revenues	1,180,370	1,241,224	(60,854)	(4.9)
OPERATING EXPENSES:
Fuel and purchased power	295,561	338,618	(43,057)	(12.7)
SPP network transmission costs	114,164	107,491	6,673	6.2
Operating and maintenance	167,819	193,629	(25,810)	(13.3)
Depreciation and amortization	151,345	140,992	10,353	7.3
Selling, general and administrative	119,082	118,653	429	0.4
Taxes other than income tax	75,365	69,571	5,794	8.3
Total Operating Expenses	923,336	968,954	(45,618)	(4.7)
INCOME FROM OPERATIONS	257,034	272,270	(15,236)	(5.6)
OTHER INCOME (EXPENSE):
Investment earnings	4,113	5,553	(1,440)	(25.9)
Other income	17,935	11,575	6,360	54.9
Other expense	(8,345)	(7,952)	(393)	(4.9)
Total Other Income	13,703	9,176	4,527	49.3
Interest expense	89,814	93,543	(3,729)	(4.0)
INCOME BEFORE INCOME TAXES	180,923	187,903	(6,980)	(3.7)
Income tax expense	61,517	61,111	406	0.7
NET INCOME	119,406	126,792	(7,386)	(5.8)
Less: Net income attributable to noncontrolling interests	4,716	4,365	351	8.0
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$114,690	$122,427	$(7,737)	(6.3)
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$0.85	$0.95	$(0.10)	(10.5)
Diluted earnings per common share	$0.84	$0.93	$(0.09)	(9.7)
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	134,177	129,185	4,992	3.9
Diluted	136,330	131,779	4,551	3.5
DIVIDENDS DECLARED PER COMMON SHARE	$0.72	$0.70	$0.02	2.9
Effective income tax rate	34.00%	32.52%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	June 30, 2015	December 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,266	$4,556
Accounts receivable, net of allowance for doubtful accounts of $4,569 and $5,309, respectively	266,330	267,327
Fuel inventory and supplies	279,026	247,406
Deferred tax assets	20,073	29,636
Prepaid expenses	18,147	15,793
Regulatory assets	123,961	105,549
Other	43,729	30,655
Total Current Assets	753,532	700,922
PROPERTY, PLANT AND EQUIPMENT, NET	8,340,478	8,162,908
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	273,406	278,573
OTHER ASSETS:
Regulatory assets	726,923	754,229
Nuclear decommissioning trust	191,934	185,016
Other	261,886	265,353
Total Other Assets	1,180,743	1,204,598
TOTAL ASSETS	$10,548,159	$10,347,001
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt of variable interest entities	$28,315	$27,933
Short-term debt	307,100	257,600
Accounts payable	185,307	219,351
Accrued dividends	49,736	44,971
Accrued taxes	87,792	74,356
Accrued interest	48,036	79,707
Regulatory liabilities	60,860	55,142
Other	77,779	90,571
Total Current Liabilities	844,925	849,631
LONG-TERM LIABILITIES:
Long-term debt, net	3,091,655	3,215,539
Long-term debt of variable interest entities, net	138,173	166,565
Deferred income taxes	1,511,299	1,475,487
Unamortized investment tax credits	209,520	211,040
Regulatory liabilities	283,451	288,343
Accrued employee benefits	524,191	532,622
Asset retirement obligations	283,194	230,668
Other	77,287	75,799
Total Long-Term Liabilities	6,118,770	6,196,063
COMMITMENTS AND CONTINGENCIES (See 10-Q Notes 10 and 12)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 141,178,618 shares and 131,687,454 shares, respective to each date	705,893	658,437
Paid-in capital	1,997,661	1,781,120
Retained earnings	870,820	855,299
Total Westar Energy, Inc. Shareholders’ Equity	3,574,374	3,294,856
Noncontrolling Interests	10,090	6,451
Total Equity	3,584,464	3,301,307
TOTAL LIABILITIES AND EQUITY	$10,548,159	$10,347,001

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Six Months Ended June 30,
	2015	2014
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$119,406	$126,792
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	151,345	140,992
Amortization of nuclear fuel	10,085	10,304
Amortization of deferred regulatory gain from sale leaseback	(2,748)	(2,748)
Amortization of corporate-owned life insurance	9,042	8,712
Non-cash compensation	4,241	3,945
Net deferred income taxes and credits	54,740	58,097
Stock-based compensation excess tax benefits	(1,178)	544
Allowance for equity funds used during construction	(2,041)	(9,718)
Changes in working capital items:
Accounts receivable	998	(10,586)
Fuel inventory and supplies	(31,307)	(16,248)
Prepaid expenses and other	(40,195)	(4,891)
Accounts payable	(2,873)	(16,199)
Accrued taxes	16,893	8,293
Other current liabilities	(65,908)	(32,477)
Changes in other assets	(9,712)	1,828
Changes in other liabilities	21,046	16,674
Cash Flows from Operating Activities	231,834	283,314
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(334,905)	(427,124)
Purchase of securities - trusts	(9,980)	(4,410)
Sale of securities - trusts	10,263	5,552
Investment in corporate-owned life insurance	(14,845)	(15,903)
Proceeds from investment in corporate-owned life insurance	1,192	1,773
Investment in affiliated company	—	1,418
Other investing activities	(653)	(1,544)
Cash Flows used in Investing Activities	(348,928)	(440,238)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	49,500	208,533
Proceeds from long-term debt	—	171,785
Retirements of long-term debt	(125,000)	(177,500)
Retirements of long-term debt of variable interest entities	(27,925)	(27,305)
Repayment of capital leases	(1,721)	(1,628)
Borrowings against cash surrender value of corporate-owned life insurance	56,622	56,577
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(899)	(1,123)
Stock-based compensation excess tax benefits	1,178	(544)
Issuance of common stock	256,394	20,699
Distributions to shareholders of noncontrolling interests	(1,076)	—
Cash dividends paid	(89,035)	(84,419)
Other financing activities	(3,234)	(1,887)
Cash Flows from Financing Activities	114,804	163,188
NET CHANGE IN CASH AND CASH EQUIVALENTS	(2,290)	6,264
CASH AND CASH EQUIVALENTS:
Beginning of period	4,556	4,487
End of period	$2,266	$10,751

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
2nd Quarter 2015 vs. 2014

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2014 basic earnings attributable to common stock			$53,473		$0.41

		Favorable/(Unfavorable)

	Retail		(12,654)	A
	Wholesale		(7,606)	B
	Transmission		(2,405)	C
	Other revenues		(440)
	Fuel and purchased power		24,699	D
	SPP network transmission costs		(1,819)
	Gross Margin		(225)
	Operating and maintenance		19,100	E
	Depreciation and amortization		(5,877)	F
	Selling, general and administrative		(1,495)
	Taxes other than income tax		(2,756)	G
	Other income (expense)		7,576	H
	Interest expense		1,787
	Income tax expense		(7,689)	I
	Net income attributable to noncontrolling interests		(184)
	Change in shares outstanding	(0.02)

2015 basic earnings attributable to common stock			$63,710		$0.47

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to mild weather, CDD 3% lower than last year

B	Due principally to a 11% decrease in average wholesale prices (see page 7 for changes by customer class)

C	Due primarily to estimated refund obligation for transmission revenues -- ($2.6M)

D	Due primarily to a decrease in quantity and average price of purchased power

E	Due primarily to: lower costs at coal-fired plants primarily due to planned outages -- $11.3M; lower costs for scheduled outage at Wolf Creek in 2014 -- $5.3M

F	Due principally to property additions

G	Due primarily to higher property tax expense that is largely offset by increased prices -- ($3.0M)

H	Due primarily to COLI benefits this year -- $13.8M; partially offset by decrease in equity AFUDC -- ($4.6M)

I	Due primarily to higher income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD June 2015 vs. 2014

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2014 basic earnings attributable to common stock			$122,427		$0.95

		Favorable/(Unfavorable)

	Retail		(12,397)	A
	Wholesale		(31,463)	B
	Transmission		(5,286)	C
	Other revenues		(11,708)	D
	Fuel and purchased power		43,057	E
	SPP network transmission costs		(6,673)
	Gross Margin		(24,470)
	Operating and maintenance		25,810	F
	Depreciation and amortization		(10,353)	G
	Selling, general and administrative		(429)
	Taxes other than income tax		(5,794)	H
	Other income (expense)		4,527	I
	Interest expense		3,729
	Income tax expense		(406)
	Net income attributable to noncontrolling interests		(351)
	Change in shares outstanding	(0.04)

2015 basic earnings attributable to common stock			$114,690		$0.85

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to mild weather; partially offset by increased average retail prices (see page 8 for changes by customer class)

B	Due to a 19% decrease in average wholesale prices (see page 8 for changes by customer class)

C	Due primarily to estimated refund obligation for transmission revenues -- ($8.6M)

D	Due primarily to lower energy marketing margins reflecting 2014 favorable market conditions -- ($13.1M)

E	Due primarily to a 6% decrease in MWh generated, and a 31% decrease in the average cost of purchased MWhs

F	Due primarily to: lower costs at coal-fired plants primarily due to planned outages -- $9.7M; lower costs at Wolf Creek principally the result of scheduled outage in 2014 -- $10.9M

G	Due principally to property additions

H	Due primarily to higher property tax expense that is largely offset by increased prices -- ($5.9M)

I	Due primarily to COLI benefits this year -- $13.8M; partially offset by decrease in equity AFUDC -- ($7.7 M)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended June 30,
	2015	2014	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$173,677	$175,671	$(1,994)	(1.1)
Commercial	175,994	178,194	(2,200)	(1.2)
Industrial	103,151	106,984	(3,833)	(3.6)
Other retail	3,503	3,521	(18)	(0.5)
Provision for rate refunds	(11,163)	(6,554)	(4,609)	(70.3)
Total Retail Revenues	445,162	457,816	(12,654)	(2.8)
Tariff-based wholesale	56,688	63,976	(7,288)	(11.4)
Market-based wholesale	18,140	18,458	(318)	(1.7)
Transmission	61,295	63,700	(2,405)	(3.8)
Other	8,278	8,718	(440)	(5.0)
Total Revenues	$589,563	$612,668	$(23,105)	(3.8)

Electricity Sales	(Thousands of MWh)
Residential	1,386	1,416	(30)	(2.1)
Commercial	1,835	1,842	(7)	(0.4)
Industrial	1,408	1,447	(39)	(2.7)
Other retail	22	21	1	4.8
Total Retail	4,651	4,726	(75)	(1.6)
Tariff-based wholesale	1,097	1,191	(94)	(7.9)
Market-based wholesale	949	813	136	16.7
Total wholesale	2,046	2,004	42	2.1
Total Electricity Sales	6,697	6,730	(33)	(0.5)

	(Dollars per MWh)
Total retail	$95.71	$96.87	$(1.16)	(1.2)
Tariff-based wholesale	$51.68	$53.72	$(2.04)	(3.8)
Market-based wholesale	$19.11	$22.70	$(3.59)	(15.8)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$106,169	$115,813	$(9,644)	(8.3)
Purchased power	33,514	59,071	(25,557)	(43.3)
Subtotal	139,683	174,884	(35,201)	(20.1)
RECA recovery and other	397	(10,105)	10,502	103.9
Total fuel and purchased power expense	$140,080	$164,779	$(24,699)	(15.0)

Electricity Supply	(Thousands of MWh)
Generated - Gas	237	321	(84)	(26.2)
Coal	4,542	4,459	83	1.9
Nuclear	756	633	123	19.4
Wind	105	116	(11)	(9.5)
Subtotal electricity generated	5,640	5,529	111	2.0
Purchased	1,318	1,501	(183)	(12.2)
Total Electricity Supply	6,958	7,030	(72)	(1.0)

	(Dollars per MWh)
Average cost of fuel used for generation	$18.82	$20.95	$(2.13)	(10.2)
Average cost of purchased power	$25.43	$39.35	$(13.92)	(35.4)
Average cost of fuel and purchased power	$20.08	$24.88	$(4.80)	(19.3)

Degree Days		2014/
	2015	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	537	553	(16)	(2.9)
Actual compared to 20 year average	537	457	80	17.5
Heating
Actual compared to last year	269	392	(123)	(31.4)
Actual compared to 20 year average	269	385	(116)	(30.1)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Six Months Ended June 30,
	2015	2014	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$354,970	$367,958	$(12,988)	(3.5)
Commercial	337,300	339,294	(1,994)	(0.6)
Industrial	199,630	201,480	(1,850)	(0.9)
Other retail	7,006	6,982	24	0.3
Provision for rate refunds	(14,128)	(18,539)	4,411	23.8
Total Retail Revenues	884,778	897,175	(12,397)	(1.4)
Tariff-based wholesale	117,023	131,870	(14,847)	(11.3)
Market-based wholesale	44,561	61,177	(16,616)	(27.2)
Transmission	119,880	125,166	(5,286)	(4.2)
Other	14,128	25,836	(11,708)	(45.3)
Total Revenues	$1,180,370	$1,241,224	$(60,854)	(4.9)

Electricity Sales	(Thousands of MWh)
Residential	2,940	3,125	(185)	(5.9)
Commercial	3,567	3,602	(35)	(1.0)
Industrial	2,732	2,786	(54)	(1.9)
Other retail	41	42	(1)	(2.4)
Total Retail	9,280	9,555	(275)	(2.9)
Tariff-based wholesale	2,381	2,563	(182)	(7.1)
Market-based wholesale	2,236	1,918	318	16.6
Total wholesale	4,617	4,481	136	3.0
Total Electricity Sales	13,897	14,036	(139)	(1.0)

	(Dollars per MWh)
Total retail	$95.34	$93.90	$1.44	1.5
Tariff-based wholesale	$49.15	$51.45	$(2.30)	(4.5)
Market-based wholesale	$19.93	$31.90	$(11.97)	(37.5)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$214,418	$254,463	$(40,045)	(15.7)
Purchased power	79,041	98,522	(19,481)	(19.8)
Subtotal	293,459	352,985	(59,526)	(16.9)
RECA recovery and other	2,102	(14,367)	16,469	114.6
Total fuel and purchased power expense	$295,561	$338,618	$(43,057)	(12.7)

Electricity Supply	(Thousands of MWh)
Generated - Gas	550	625	(75)	(12.0)
Coal	8,994	9,640	(646)	(6.7)
Nuclear	1,550	1,527	23	1.5
Wind	211	229	(18)	(7.9)
Subtotal electricity generated	11,305	12,021	(716)	(6.0)
Purchased	2,941	2,546	395	15.5
Total Electricity Supply	14,246	14,567	(321)	(2.2)

	(Dollars per MWh)
Average cost of fuel used for generation	$18.97	$21.17	$(2.20)	(10.4)
Average cost of purchased power	$26.88	$38.70	$(11.82)	(30.5)
Average cost of fuel and purchased power	$20.60	$24.23	$(3.63)	(15.0)

Degree Days		2014/
	2015	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	537	553	(16)	(2.9)
Actual compared to 20 year average	537	459	78	17.0
Heating
Actual compared to last year	2,703	3,196	(493)	(15.4)
Actual compared to 20 year average	2,703	2,814	(111)	(3.9)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		June 30, 2015		December 31, 2014
		(Dollars in Thousands)
Current maturities of long-term debt of VIEs		$28,315		$27,933
Long-term debt, net		3,091,655		3,215,539
Long-term debt of variable interest entities, net		138,173		166,565
Total long-term debt		3,258,143	47.7%	3,410,037	50.8%
Common equity		3,574,374	52.2%	3,294,856	49.1%
Noncontrolling interests		10,090	0.1%	6,451	0.1%
Total capitalization		$6,842,607	100.0%	$6,711,344	100.0%

GAAP Book value per share		$25.32		$25.02
Period end shares outstanding (in thousands)		141,179		131,687

Outstanding Long-Term Debt

	CUSIP	June 30, 2015		December 31, 2014
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
5.15% Series due January 2017	95709TAB6	125,000		125,000
8.625% Series due December 2018	95709TAG5	300,000		300,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
5.95% Series due January 2035	95709TAC4	—		125,000
5.875% Series due July 2036	95709TAE0	150,000		150,000
4.125% Series due March 2042	95709TAH3	550,000		550,000
4.10% Series due April 2043	95709TAJ9	430,000		430,000
4.625% Series due September 2043	95709TAK6	250,000		250,000
		2,055,000		2,180,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
		75,500		75,500
Total Westar Energy		2,130,500		2,255,500

KGE
First mortgage bond series:
6.70%Series due June 2019	485260BL6	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64%Series due May 2038	485260B#9	100,000		100,000
4.3% Series due July 2044	485260BM4	250,000		250,000
		875,000		875,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
4.85% Series due June 2031	121825CB7	50,000		50,000
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		96,440		96,440
Total KGE		971,440		971,440

Total long-term debt		3,101,940		3,226,940
Unamortized debt discount		(10,285)		(11,401)
Total long-term debt, net		$3,091,655		$3,215,539

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three and six months ended June 30, 2015 and 2014 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended June 30,			Six Months Ended June 30,
	2015	2014	Change	2015	2014	Change
	(Dollars in Thousands)
Revenues	$589,563	$612,668	$(23,105)	$1,180,370	$1,241,224	$(60,854)
Less: Fuel and purchased power expense	140,080	164,779	(24,699)	295,561	338,618	(43,057)
SPP network transmission costs	57,352	55,533	1,819	114,164	107,491	6,673
Gross Margin	$392,131	$392,356	$(225)	$770,645	$795,115	$(24,470)

Gross margin	$392,131	$392,356	$(225)	$770,645	$795,115	$(24,470)
Less: Operating and maintenance expense	82,739	101,839	(19,100)	167,819	193,629	(25,810)
Depreciation and amortization expense	76,759	70,882	5,877	151,345	140,992	10,353
Selling, general and administrative expense	63,663	62,168	1,495	119,082	118,653	429
Taxes other than income tax	37,494	34,738	2,756	75,365	69,571	5,794
Income from operations	$131,476	$122,729	$8,747	$257,034	$272,270	$(15,236)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2015 should be read in conjunction with this financial information.